SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 28, 2003 (July 23, 2003)

                         Productivity Technologies Corp.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-24242                13-3764753
           --------                       -------                ----------
        (State or other          (Commission File Number)           (IRS
 jurisdiction of incorporation)                                   Employer
                                                             Identification No.)


                   3100 Copper Avenue, Fenton, Michigan 48430
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      810.714.0200



--------------------------------------------------
(Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant

On July 23, 2003, Productivity Technologies Corp. (the "Company") engaged Follmer Rudzewicz PLC ("Follmer") as its independent auditor. As previously reported, in March 2003, Doeren Mayhew, the Company's former independent auditor, terminated its client-auditor relationship with the Company. Doeren Mayhew's resignation was based upon its decision to terminate its audit engagements with all public companies.

During the Company's two most recent fiscal years and the subsequent interim period since June 30, 2003, the Company has not consulted Follmer regarding the application of accounting privileges to any transaction or proposed transaction or any matter as to which there was a disagreement with Doeren Mayhew. As previously reported in the Current Report on Form 8-K dated March 24, 2003, there was no such disagreement with Doeren Mayhew.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Productivity Technologies Corp.

By: /s/ Jesse A. Levine
    ----------------------
     Jesse A. Levine
     Vice President and Chief Financial Officer

Dated: July 28, 2003